U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                        SECURITIES EXCHANGE ACT OF 1934
                             (AMENDMENT NO.     )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14(a)-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to   240.14a-11(c) or   240.14a-12


                        WORLD-AM COMMUNICATIOINS, INC.
              (Name of Small Business Issuer in its charter)


   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No Fee Required
[ ] Fee Computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

1.  Title of each class of securities to which transaction applies:
_____________________________________________________________________

2.  Aggregate number of securities to which transaction applies:
_____________________________________________________________________

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_____________________________________________________________________

4.  Proposed aggregate offering price:
_____________________________________________________________________

5.  Total fee paid:
_____________________________________________________________________

[  ]  Fee paid previously with preliminary materials.
[ ] Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.  Amount previously paid:
_____________________________________________________________________

2.  Form, schedule, or registration statement number:
_____________________________________________________________________

3.  Filing party:
_____________________________________________________________________

4.  Date filed:
_____________________________________________________________________

Notes:

Word-Am Communications, Inc.
1400 West 122nd Avenue, Suite 104
Westminster, Colorado 80234

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON TUESDAY, DECEMBER 4, 2002

     Notice is hereby given that the Annual Meeting of shareholders of World-Am Communications, Inc., a Florida corporation ("Company"), will be held on Wednesday, December 4, 2002, at 1400 West 122nd
Street, Westminster, Colorado at 1:30 p.m. (MST) for the following purposes:

1. To elect the following five (5) nominees as Directors of the Company until the next Annual Meeting of shareholders and until their respective successors shall be elected and qualified: James H.
Alexander, David E. Forbes, Al Youngs, Steve Zamzow, and Willis J. Kollars;

2. To approve the appointment of Michael Johnson & Co., L.L.C. as the Company's independent auditors for the new fiscal year commencing on January 1, 2003;

3.  To approve an Agreement and Plan of Merger between World-Am
Communications, Inc. (Florida) and World-Am Communications, Inc.
(Nevada) ("Merger") for the sole purpose of re-domiciling the Company to the State of Nevada.

4. To consider on any other matter that properly may come before the meeting or any adjournment thereof.

Shareholders of record as the close of business on September 30, 2002, are entitled to vote at the meeting or any postponement or adjournment thereof.

     Please review the voting options on the attached proxy card and submit your vote promptly. If you attend the Annual Meeting, you may revoke your Proxy and vote in person if you desire to do so, but attendance at the Annual Meeting does not itself serve to revoke your Proxy. A copy of the Company's Annual Report for its fiscal year ended December 31, 2001, and for the quarter ended on June 30, 2002, will be provided on request or you may obtain a copy online from the Securities and Exchange Commission Website at www.sec.gov ("Search for Company Filings").

By order of the Board of Directors
September 30, 2002


/s/  David E. Forbes
David E. Forbes, Corporate Secretary


                                  PROXY STATEMENT

                          Word-Am Communications, Inc.
                        1400 West 122nd Avenue, Suite 104
                          Westminster, Colorado 80234

     This Proxy Statement is furnished to shareholders at the direction and on behalf of the board of directors of World-Am Communications, Inc., a Florida corporation ("Company"), for the purpose of soliciting proxies for use at the Annual Meeting of Shareholders of the Company to be held on Wednesday, December 4, 2002, at 1400 West 122nd Street, Westminster, Colorado at 1:30 p.m.
(MST). The shares represented by the proxy will be voted in the manner specified in the proxy. To the extent that no specification is made as to the proposals set forth in the notice of meeting accompanying this Proxy Statement, the proxy will be voted in favor of such proposals. However, any proxy given pursuant to this solicitation may be revoked at any time before it is exercised by giving written notice of such revocation to the Secretary of the Company, by appearing at the meeting and voting in person, or by submitting a later dated proxy. Neither attendance at the meeting nor voting at the meeting shall revoke the proxy. A revocation that is not timely received shall not be taken into account, and the original proxy shall be counted.

     Shareholder proposals must be submitted to the Company not later than October 1, 2003, in order to be included in those matters considered at the next Annual Meeting of the Company to be held in December 2003. The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying Proxy is being borne by the Company. Brokers, dealers, banks, or voting trustees, and their nominees, are requested to forward soliciting materials to the beneficial owners of shares and will be reimbursed for their reasonable expenses. This Proxy Statement and accompanying proxy will be mailed to shareholders on or about November 5, 2002.

                               VOTING SECURITIES

     The record date of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders is the close of business on September 30, 2002. On such date, the Company had issued and outstanding 153,423,399 shares of $0.0001 par value common stock. Each share is entitled to one vote per share on any matter that may properly come before the meeting and there are no cumulative voting right on any shares. The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum at the meeting. Votes withheld and abstentions will be counted in determining the presence of a quorum but will not be voted. Broker non-votes will not be counted in determining the presence of a quorum and will not be voted. Under Florida law, there are dissenters' rights with respect to the Agreement and Plan of Merger as discussed in this Proxy Statement.

     All matters to be voted on require an affirmative vote of a majority of the votes present at the meeting. As management and other major shareholders hold, directly or indirectly, a majority of the outstanding shares as of the record date and intend to vote in favor of all proposals, it is anticipated that all proposals will pass.

                               STOCK OWNERSHIP

     The following table sets forth information regarding the beneficial ownership of shares of the Company's common stock as of September 30, 2002, (153,423,399 issued and outstanding) by (i) all stockholders known to the Company to be beneficial owners of more than 5% of the outstanding common stock; and (ii) all directors and executive officers of the Company, individually and as a group:

Title of Class    Name and Address of              Amount of        Percent of
                  Beneficial Owner (1)             Beneficial        Class
                                                   Ownership (2)

Common Stock      James H. Alexander               24,486,493 (3)     15.96%
                  1200 West 122nd
                  Avenue, Suite 104
                  Westminster, Colorado  80234

Common Stock      Gary L. Borglund                  1,200,000 (4)      0.78%
                  1200 West 122nd
                  Avenue, Suite 104
                  Westminster, Colorado  80234

Common Stock      Willis J. Kollars                 1,200,000 (5)      0.78%
                  1200 West 122nd
                  Avenue, Suite 104
                  Westminster, Colorado  80234

Common Stock      James O. Golden                   1,350,000 (6)      0.88%
                  1200 West 122nd
                  Avenue, Suite 104
                  Westminster, Colorado  80234

Common Stock      Steve Zamzow                          0              0.00%
                  1200 West 122nd
                  Avenue, Suite 104
                  Westminster, Colorado  80234

Common Stock      Al Youngs                             0              0.00%
                  1200 West 122nd
                  Avenue, Suite 104
                  Westminster, Colorado  80234

Common Stock      David E. Forbes                       0              0.00%
                  1200 West 122nd
                  Avenue, Suite 104
                  Westminster, Colorado  80234

Common Stock      Shares of all directors and       28,236,493        18.32%
                  executive officers as a group (7
                  persons)

(1) Except as noted in any footnotes below, each person has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them.

(2) Other than as footnoted below, none of these security holders has the right to acquire any amount of the shares within sixty days from options, warrants, rights, conversion privilege, or similar obligations. The amount owned is based on issued common stock, as well as stock options that are currently exercisable.

(3) Included within this amount are options to purchase 2,700,000 shares of common stock of the Company which were granted on September 20, 2002, pursuant to the Company's Employee Stock Incentive Plan. These options are currently exercisable at a per share price equal to 75% of the closing price on the date of exercise, and expire on September 20, 2012.

(4) 600,000 common shares issued, and 600,000 common shares issued but not acquired.

(5) 600,000 common shares issued, and 600,000 common shares issued but not acquired.

(6) 750,000 common shares issued, and 600,000 common shares issued but not acquired.

                           ELECTION OF DIRECTORS
                            EXECUTIVE OFFICERS

     The Company's board of directors is currently composed of five members; Paul Labarile, a former board member, resigned on April 15, 2002, and Messrs. Golden and Borglund are not standing for re-election. The names, ages, and respective positions of the directors and executive officers of the Company are set forth below. The directors named below will serve until the next annual meeting of the Company's stockholders or until their successors are duly elected and have qualified. Officers will hold their positions at the will of the board of directors, absent any employment agreement. There are no arrangements, agreements or understandings between non-management shareholders and management under which non-management shareholders may directly or indirectly participate in or influence the management of the Company's affairs. The directors and executive officers of the Company are not a party to any material pending legal proceedings and, to the best of their knowledge, no such action by or against them has been threatened.

Officers and Directors.

(a)  James H. Alexander, Chief Executive Officer/Treasurer/Director.

     James H. Alexander, age 64, has been President and Chief
Executive Officer of the Company since February 18, 2000, the date that Isotec, Inc. became a wholly owned subsidiary of the Company.
Mr. Alexander was the founder of Isotec, Inc., a company engaged in the design, manufacture and installation of access control portals for the security markets involving weapons detection and asset protection, personnel and material, control for federal and state government, financial institutions, and business/commercial applications.

     In 1992, he founded T.D.I., Inc. and has been its President since that time. Such company is engaged in sales and marketing of security products, consulting, fund raising, acquisition and mergers of established and start-up hi-technology firms. From 1992 through 1997, Mr. Alexander was General Manager and Chief Operating Officer of Zykronix, Inc., a company that designs and produces the world's smallest computers for the industrial and commercial markets. As Chief Operating Officer of such company from 1995 through 1997, he was responsible for restructure of the organization and all business activities of the company including Profit and Loss statements, production, sales and marketing, contracts, materials, finance and administration. During 1997 and 1998, Mr. Alexander also was the managing broker and a consultant to Lafayette Century 21 Agency-Corp. Relocation and Marketing located in Colorado and from January 1993 to November 1995 was the director of corporate relocations for Moore and Company Realtors located in Boulder, Colorado.

(b)  David E. Forbes, Secretary/Director.

     Mr. Forbes, age 56, joined the board of directors in February 2002. Mr. Forbes also current serves as the chief executive officer of Quo Vadis International, and president, Boyd Forbes Inc. He has over 30 years experience in law enforcement. commercial and industrial security-related risk management, and service sector business management.

     As global head of security for a major logistics organization, prior to becoming an independent consultant in 1993, Mr. Forbes was responsible for the selection, training and leadership of a regional
security management team covering 140 countries.   His expertise
includes the design and implementation of security programs that successfully combine manpower technology and business goal delivery. He has directed and supervised the introduction of security systems for corporate offices, computer suites, aviation facilities and logistics warehouses in several countries. Mr. Forbes' numerous and varied executive consultant projects include advising the State of Colorado since 1999 on the policy, procedures and equipment requirements of the State Capitol security program.

     Mr. Forbes is the co-founder, past Chairman and current member of the Loughborough University Security Forum. He is also a member of the American Society for Industrial Security, the National Cargo Security Council, The National Legislative Services and Security Association and the Colorado Crime Prevention Association.

(c)  Willis J. Kollars, Director.

     Mr. Kollars, age 59, joined the board of directors in June 2002. He is currently an administrative hearing officer with the U. S. Department of Agriculture, National Appeals Division and has been serving in that position for past fourteen years. Mr. Kollars conducts administrative law hearings for the Secretary of Agriculture and currently hears appeals of adverse decisions rendered by 13 of the 29 agencies under the Secretary of Agriculture. Mr. Kollars is retired from the U. S. Navy where he served for 25 years as a paralegal in the Judge Advocate General Corps (JAG). While with JAG, Mr. Kollars helped found the paralegal community for the U.S. Navy, developed curriculum for the training of paralegals, and authored six textbooks for use in the development of paralegals in all branches of military service. Mr. Kollars is a member of the National Association of Administrative Law Judges.

(d)  Al Youngs, Director.

     Mr. Youngs, age 55, B.S., M.A., J.D. is the Community Resource Division Chief of the Lakewood Police Department, Colorado, where he has held command positions of every division. He is a graduate of the FBI National Academy, an adjunct professor at Metropolitan State College and the University of Phoenix. He has served as president of several prestigious national and international progressive law enforcement associations, notably the Society of Police Futurists International. He is a member of Leadership Denver Board of Directors, a recent class coordinator of the Senior Management Institute for Police, sponsored by the Harvard, Kennedy School of government and is a consultant for the Police Executive Research Forum, U.S. Department of Justice.

(e)  Steve Zamzow, Director

     Mr. Zamzow, age 54, will join the board of the Company upon election at the annual meeting. He served as president and chief executive officer and a director of WW Capital since December 1993; prior to that, he served as chief financial officer from 1991. WW Capital is the parent of WW Manufacturing, which has manufactured livestock handling equipment for over 60 years.

     From 1976 to 1991 Mr. Zamzow owned several companies and was a financial consultant for various companies. He was previously vice president of a steel company and has worked extensively in business workout situations. From 1971 to 1974 Mr. Zamzow was employed by Peat Marwick, Mitchell & Co. as an auditor. He received his accounting degree from the University of Nebraska.

Compliance with Section 16(a) of the Exchange Act.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons holding 10% or more of the Company's common stock to file reports regarding their ownership and regarding their acquisitions and dispositions of the Company's common stock with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company under Rule 16a-3(d) during its most recent fiscal year and Forms 5 and amendments thereto furnished to the Registrant with respect to its most recent fiscal year, all required filings have been made.

Committees of the Board of Directors.

     The Company has a standing audit committee and it intends to appoint a new committee composed of independent directors for purposes of the 2002 year-end audit and subsequent annual audits. The board of directors has adopted a written charter for the audit committee.

     For the period ended, December 31, 2001, the audit committee, which was independent, reviewed and discussed the audited financial statements with management; discussed the matters required to be discussed with the independent auditors by Statement of Accounting Standards No. 61; and has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees"), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence. Based on the review and discussions, the audit committee recommended to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the SEC. The 2001 audit committee consisted of Messrs. Alexander and Forbes.

Meetings of the Board of Directors.

     During the last 12 months, the total number of meetings of the board of directors held is four. None of the incumbent directors of the Company attended less than 75 percent of the total meetings.
Certain Relationships and Related Transactions.

     Other than as set forth below, there are no relationships, transactions, or proposed transactions to which the Company was or is to be a party, in which any of the named persons set forth previously had or is to have a direct or indirect material interest.

     The Company has entered into an employment agreement with Mr. Alexander. This agreement is discussed under the Executive
Compensation section.

     Certain of the Officers and Directors of the Company are engaged in other businesses, either individually or through partnerships and corporations in which they have an interest, hold an office, or serve on a board of directors. As a result, certain conflicts of interest may arise between the Company and its Officers and Directors. The Company will attempt to resolve such conflicts of interest in favor of the Company. The Officers and Directors are accountable to the Company and its shareholders as fiduciaries, which requires that such officers and directors exercise good faith and integrity in handling the Company's affairs. A shareholder may be able to institute legal action on behalf of the Company or on behalf of itself and other similarly situated shareholders to recover damages or for other relief in cases of the resolution of conflicts is in any manner prejudicial to the Company.

                         EXECUTIVE COMPENSATION


                                          Summary Compensation Table

                           Annual compensation                      Long-term Compensation
                                                                 Awards           Payouts
Name and                                 Other           Restricted   Securities
principal                                annual             stock     underlying      LTIP    All other
position       Year     Salary   Bonus   compensation     award(s)    options/SARs    payouts compensation
                          ($)     ($)       ($)             ($)           (#)           ($)       ($)
  (a)           (b)       (c)     (d)       (e)             (f)           (g)           (h)       (i)

James H.
Alexander
CEO (1)       2001      $32,500    0         0           $141,000    2,700,000          0         0
              2000      $32,300    0         0               0           0              0         0


(1) Mr. Alexander has been with the Company since February 18, 2000, the date that Isotec, Inc., a company he founded, became a wholly owned subsidiary of the Company.

Employment Contract.

     On February 20, 2002, the Company entered into an employment agreement with Mr. Alexander for the term of three years. Under the terms of this agreement, the Company agrees to pay the following compensation:

     A fixed salary in the amount of $30,000 per year, payable in equal installments according to the Company's regular payroll schedule. This salary is to be reviewed from time to time during the term of this Agreement by the Corporation's board of directors or Compensation and Benefits Committee of the Board. In addition, Mr. Alexander is to be issued: (a) 14,400,000 shares of the Company's common stock pursuant to the terms of the Employee Stock Purchase Plan to be adopted by the Company and registered under a Form S-8. These shares shall vest in equal installments of 1,200,000 shares quarterly over the three-year term; and (b) 15,000,000 restricted shares of common stock. Also, Mr. Alexander, his dependents and beneficiaries are entitled to participate in any pension, profit sharing, medical reimbursement, insurance or other employee payment or benefit plan of the Company as may be in effect from time to time, subject to the participation standards and other terms thereof, to the same extent as other officers under the benefit practices of the Company. Finally, Mr. Alexander is entitled to receive 15% of the Company's net profits.

Other Compensation.

     (a) There are no annuity, pension or retirement benefits proposed to be paid to officers, directors, or employees of the Company in the event of retirement at normal retirement date as there was no existing plan provided for or contributed to by the Company.

     (b) No remuneration is proposed to be paid in the future directly or indirectly by the Company to any officer or director, except for the amounts set forth above, and for an employee stock incentive plan. The Company had granted options to purchase 5,400,000 shares of common stock to employees under this plan during the fiscal year ended December 31, 2001.

                        INDEPENDENT PUBLIC ACCOUNTANTS

     Michael Johnson & Co., L.L.C. of Denver, Colorado issued the report for the Company's audited financial statements for the fiscal year ended December 31, 2001. The board of directors has approved by resolution a proposal to retain Michael Johnson & Co., L.L.C. for the fiscal year that commencing on January 1, 2003. The board of directors of the Company recommends a vote FOR the retention of Michael Johnson & Co., L.L.C. for the upcoming fiscal year.

     Representatives of Michael Johnson & Co., L.L.C. are not expected to be present at the Annual Meeting. However, such representatives will be available by telephone to respond to appropriate questions at the meeting.

                        REDOMICILE TO THE STATE OF NEVADA

     The board of directors has unanimously approved, and the shareholders have approved, by written consent of a majority of issued and outstanding shares of common stock of the Company, the merger of the Company with a Nevada corporation of the same name for the purpose of redomiciling the Company to the State of Nevada. In the following discussion of the Merger, the term "Company" refers to the Florida corporation of which you are currently a shareholder, and the term "World-Am-Nevada" refers to a newly formed corporation which is incorporated in the State of Nevada. The redomicile will be effected by merging the Company with and into World-Am-Nevada, which will be the survivor of the Merger. After the Merger, shareholders will continue to own an interest in a company that will be engaged in the same business that the Company was engaged in before the Merger. Shareholders' proportionate ownership and relative voting rights will not change as a result of the Merger. The Agreement and Plan of Merger between the Company and World-Am-Nevada is the legal document that governs the Merger (a copy of this agreement is available upon request from the Company).

Reasons for the Merger.

     The Company believes that Nevada law will provide greater efficiency, predictability and flexibility in its legal affairs than is presently available under Florida law. Nevada has adopted comprehensive and flexible corporate laws. The Nevada legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law and changes in business circumstances. In addition, the Nevada Secretary of State is particularly flexible, expert and responsive in its administration of the filings required for corporate transactions.

Merger Procedure.

     The Company's redomicile as a Nevada corporation will be effected by merging the Company with and into World-Am-Nevada. World-Am-Nevada will be the surviving corporation following the Merger. World-Am-Nevada has not engaged in any activities except in connection with the proposed Merger transaction. The mailing address of its principal executive offices and its telephone number are the same as those of the Company. When the Merger is complete, each outstanding share of common stock of the Company will be automatically converted into one share of common stock of World-Am-Nevada. It will not be necessary for shareholders of the Company to exchange their existing stock certificates for certificates of World-Am-Nevada. Certificates for shares of the Company common stock will automatically represent an equal number of shares of World-Am-Nevada common stock when the Merger is completed. If shareholders desire to sell some or all of their shares after the Merger, delivery of the stock certificate or certificates that previously represented the Company shares will be sufficient. Following the Merger, certificates bearing the name of World-Am-Nevada will be issued in the normal course upon surrender of outstanding the Company certificates for transfer or exchange. If shareholders surrender a certificate representing the Company shares for exchange or transfer and new certificates are to be issued in a name other than that appearing on the surrendered certificate, the surrendered certificate must be accompanied by (1) all documents required to evidence and effect the transfer and (2) evidence that any applicable stock transfer taxes have been paid.

Conditions to Consummation of the Merger.

     The Merger will not be completed unless, among other things, the following conditions are satisfied or, if allowed by law, waived:
(a) The Merger is approved by the requisite vote of shareholders of the Company; (b) none of the parties to the Agreement and Plan of Merger is subject to any decree, order or injunction that prohibits the consummation of the Merger; and (c) the World-Am-Nevada shares to be issued pursuant to the Merger are authorized for listing on the Over the Counter Bulletin Board, subject to official notice of issuance. There are no regulatory approvals needed for the Merger.

Amendment or Termination.

     The Agreement and Plan of Merger may be amended, modified or supplemented at any time before or after its adoption by the shareholders of the Company. However, after adoption, no amendment, modification or supplement may be made or effected that requires further approval by the Company shareholders without obtaining that approval. The board of directors of the Company may terminate the Agreement and Plan of Merger and abandon the Merger at any time before its effectiveness.

Effective Time.

     The Company anticipates that the Merger will become effective promptly following the annual meeting. The Merger of the Company with and into World-Am-Nevada, if not terminated by its board of directors, will become effective upon the filing of Articles of Merger with the Nevada Secretary of State, unless a later effective time is specified in this filing. Articles of Merger are also required to be filed with the Florida Secretary of State.

Required Vote.

     The Merger requires the affirmative vote of the holders of a majority of the outstanding Company common stock.

Material Federal Income Tax Consequences.

     The reorganization contemplated by the reorganization agreement is intended to qualify as a tax-free reorganization, as contemplated by Section 368(A) of the Internal Revenue Code of 1986, as amended. Shareholders will not, under Section 354 of the Internal Revenue Code, recognize gain or loss when they receive shares of World-Am-Nevada common stock in exchange for an equal number of shares of the Company common stock in the Merger; a stockholder's aggregate basis of the shares in World-Am-Nevada common stock received in the Merger will be the same as the aggregate basis of the shares of the Company common stock surrendered in exchange for those shares; a stockholder's holding period in the shares of World-Am-Nevada common stock received in the Merger will include the holding period of the shares of the Company common stock surrendered in exchange for those shares, provided that such stockholder holds those shares of the Company common stock as capital assets when the Merger occurs; and no gain or loss will be recognized by World-Am-Nevada or the Company as a result of the Merger.

     The Company believes that the foregoing addresses the material United States federal income tax consequences of the acquisition to shareholders. The opinion is based upon the Code, applicable Treasury Regulations, judicial decisions and current administrative rulings, all of which are subject to change with retroactive effect.

     The tax consequences to shareholders of the acquisition may be affected by their particular circumstances and by the applicability to them of one or more special rules like those which apply to dealers in securities, foreign persons, mutual funds, insurance companies and persons who do not hold their shares as capital assets. Therefore, the Company urges shareholders to consult their own tax advisor concerning the effect of the acquisition upon them, including the effect of any state, local or other tax to which they may be subject. An opinion of tax counsel will not be provided to shareholders.

Comparative Rights of Shareholders.

     When the Merger is completed, the rights of shareholders will be governed by World-Am-Nevada's certificate of incorporation and bylaws and the Nevada Revised Statutes ("Nevada Statutes"). Shareholders should consider the following comparison of the Nevada Statutes and World-Am-Nevada's articles of incorporation and bylaws, on the one hand, and the 2001 Florida Statutes ("Florida Statutes") and the Company's existing articles of incorporation and bylaws, on the other. This comparison is not intended to be complete and is qualified in its entirety by reference to the Nevada Statutes and World-Am-Nevada's articles of incorporation and bylaws and the Florida Statutes and the Company's articles of incorporation and bylaws. World-Am-Nevada's articles of incorporation and its bylaws are available for inspection and copying upon request by any shareholder. The Company's existing articles of incorporation and bylaws are also available for inspection and copying upon request by any shareholder. The Nevada Statutes and World-Am-Nevada's articles of incorporation and bylaws contain provisions that could have an anti-takeover effect. The provisions included in World-Am-Nevada's articles of incorporation and bylaws are intended to enhance the likelihood of continuity and stability in the composition of the board of directors and in the policies formulated by the board of directors and to discourage transactions that may involve an actual or threatened change of control of World-Am-Nevada that the board of directors does not believe is in the best interests of shareholders.

     The Nevada Statutes provides that any Merger, consolidation or share exchange of a Nevada corporation, as well as the sale, lease, exchange or disposal of all or substantially all of its assets not in the ordinary course of business, generally must be recommended by the board of directors and approved by a vote of a majority of the outstanding shares of stock of the corporation entitled to vote on such matters, unless the articles of incorporation provides otherwise. Under the Nevada Statutes, the vote of the shareholders of a corporation surviving a Merger is not required if: (a) The articles of incorporation of the surviving domestic corporation will not differ from its articles before the Merger; (b) each stockholder of the surviving domestic corporation whose shares were outstanding immediately before the effective date of the Merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the Merger; (c) the number of voting shares outstanding immediately after the Merger, plus the number of voting shares issued as a result of the Merger, either by the conversion of securities issued pursuant to the Merger or the exercise of rights and warrants issued pursuant to the Merger, will not exceed by more than 20 percent the total number of voting shares of the surviving domestic corporation outstanding immediately before the Merger; and (d) the number of participating shares outstanding immediately after the Merger, plus the number of participating shares issuable as a result of the Merger, either by the conversion of securities issued pursuant to the Merger or the exercise of rights and warrants issued pursuant to the Merger, will not exceed by more than 20 percent the total number of participating shares outstanding immediately before the Merger. The Florida Statutes contain similar provisions.

     Under the Nevada Statutes and Florida Statutes, unless the articles of incorporation of a corporation otherwise provides, amendments of its articles of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote on the amendment, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of shares of that class or series or would adversely affect the rights, powers or preferences of that class or series, a majority of the outstanding stock of that class or series also would be required to approve the amendment.

     Under the Florida Statutes, A corporation's board of directors may amend or repeal the corporation's bylaws unless: (a) the articles of incorporation or this act reserves the power to amend the bylaws generally or a particular bylaw provision exclusively to the shareholders; or (b) the shareholders, in amending or repealing the bylaws generally or a particular bylaw provision, provide expressly that the board of directors may not amend or repeal the bylaws or that bylaw provision. In contract, under Nevada Statutes the directors are free to amend the bylaws.

     Under the Nevada Statutes and Florida Statutes, a special meeting of shareholders can be called by the corporation's board of directors or by any person or persons as may be authorized by the corporation's articles of incorporation or bylaws. Under World-Am-Nevada's bylaws special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the President or by the board of directors, and shall be called by the president at the request of the holders of not less than 10% of all the outstanding shares of the corporation entitled to vote at the meeting. Under the Company's bylaws the difference is that the special meeting may be called only by the directors or the chairman of the board of directors, the vice chairman of the board of directors, the president, or the secretary or by an officer instructed by the directors or the president to call the meeting.

     Both the Nevada Statutes and the Florida Statutes permit corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or bylaws expressly provide otherwise. If proposed corporate action is taken without a meeting by less than the unanimous written consent of shareholders, the Florida Statutes require that within 10 days after obtaining such authorization by written consent, notice must be given to those shareholders who have not consented in writing or who are not entitled to vote on the action (the Nevada Statutes do not requires this). This notice shall fairly summarize the material features of the authorized action. World-Am-Nevada's bylaws provide that corporate action without a meeting of shareholders may be taken by a majority of the outstanding shares of the company.

     The bylaws of the Company provide that the number of directors is to be not less than one nor more than ten in number; World-Am-Nevada's bylaws specify not less than one. As of the date of this Proxy Statement, the board of directors of the Company consisted of five persons. Under both bylaws, the directors are to serve until the next annual meeting of the shareholders.

     No holder of World-Am-Nevada common stock has the right to vote cumulatively in the election of directors. Holders of Company common stock have, under its articles of incorporation, in any election of directors by the shareholders, the right to cumulate his shares and to give one candidate as many votes as shall be equal the number of directors to be elected multiplied by the number of shares owned by such stockholder, or to distribute them on the same principal among as many candidates as he sees fit; provided, however, that notice shall be given by any shareholder to the president or a vice president of the company not less than 24 hours before the item fixed for the holding of the meeting for the election of directors that he intends to accumulate his votes at such election.

     Under the Florida Statutes, any director or the entire board of directors may be removed by the shareholders, with or without cause, unless the articles of incorporation provide that directors may be removed only for cause. Under the Nevada Statutes, any director may be removed by the vote of shareholders representing not less than two-thirds of the voting power entitled to vote. The bylaws of the Company follow the provisions in Florida Statutes; World-Am-Nevada's bylaws are silent on the removal of directors, therefore the Nevada Statutes would control. Under both the World-Am-Nevada and the Company bylaws, newly created directorships resulting from any increase in the number of directors or any vacancies on the board of directors may be filled by the affirmative vote of a majority of the directors then in office. In addition, both bylaws provide that the directors elected to fill vacancies on the board of directors will hold office until the annual meeting of the shareholders.

     The Nevada Statutes and Florida Statutes both have provisions and limitations regarding directors' liability. The Nevada Statutes permit a corporation to include in its articles of incorporation a provision that eliminates or limits the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duties as a director. On the other hand, under Florida Statutes a director is not personally liable for monetary damages to the corporation or any other person for any statement, vote, decision, or failure to act, regarding corporate management or policy, by a director, unless: (a) the director breached or failed to perform his or her duties as a director; and
(b) the director's breach of, or failure to perform, those duties generally constitute: (1) a violation of the criminal law, unless the director had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful.; or (2) a transaction from which the director derived an improper personal benefit, either directly or indirectly.

     Under the Nevada Statutes, the limitation of liability is for other than acts or omissions that involve intentional misconduct, fraud, or a knowing violation of law. The articles of incorporation of World-Am-Nevada contain provisions that eliminate liability of a director and officer, except for acts or omissions which involve intentional misconduct, fraud, or a knowing violation of the law or the payment of dividends in violation of Nevada law. While these provisions provide directors with protection from awards for monetary damages for breaches of their duty of care, it does not eliminate that duty. Accordingly, these provisions have no effect on the availability of equitable remedies like an injunction or rescission based on a director's breach of his duty of care. These provisions apply to an officer only if he/she is also a director and is acting in the capacity as a director, and does not apply to officers who are not directors. Both the articles of incorporation and bylaws of the Company are silent on the liability of directors.

     Both the Nevada Statutes and Florida Statutes generally permit a corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a third-party action, other than a derivative action, and against expenses actually and reasonably incurred in the defense or settlement of a derivative action, provided that there is a determination that the individual acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. That determination must be made, in the case of an individual who is a director or officer at the time of the determination: By a majority of the disinterested directors, even though less than a quorum; by independent legal counsel, regardless of whether a quorum of disinterested directors exists; or by a majority vote of the shareholders, at a meeting at which a quorum is present. Both Nevada Statutes and Florida Statutes require indemnification of directors and officers for expenses relating to a successful defense on the merits or otherwise of a derivative or third-party action. Also, both Nevada Statutes and Florida Statutes permit a corporation to advance expenses relating to the defense of any proceeding to directors and officers contingent upon those individuals' commitment to repay any advances unless it is determined ultimately that those individuals are entitled to be indemnified. World-Am-Nevada's articles of incorporation and bylaws make indemnification of directors and officers mandatory to the fullest extent permitted by law; neither the Company's articles or incorporation or bylaws address the indemnification of these individuals. World-Am-Nevada's bylaws provide for the advancement of expenses to defend claims and establish procedures for determining whether a director or officer is entitled to indemnification and enforcing rights to indemnification and advancement of expenses.

     The Nevada Statutes permit corporations to purchase or redeem their own shares of capital stock; Florida Statutes are silent on this matter.

     No holder of World-Am-Nevada common stock has a preemptive right to subscribe to any or all additional issues of the stock of World-Am-Nevada. The Company shareholders have, under its articles of incorporation, the first right to purchase shares (and securities convertible into shares) of any class, kind of series of stock in this corporation that may from time to time be issued (whether or not presently authorized), including shares from the treasury of this corporation, in the ratio that the number of shares he holds at the time of issue bears to the total number of shares outstanding exclusive of treasury shares. This right shall be deemed waived by any shareholder who does not exercise it and pay for the shares preempted within thirty (30) days of receipt of a notice in writing from the corporation stating the prices, terms and conditions of the issue of shares and inviting him to exercise his preemptive rights. This right may also be waived by affirmative written waiver submitted by the shareholder to the corporation within thirty (30) days of receipt of notice from the corporation.

     Under both the Nevada Statutes and Florida Statutes, any stockholder with a proper purpose may inspect and copy the books, records and stockholder lists of the corporation.

Effect of Merger.

     The effect of the Merger will be that the new corporation will succeed to, without other transfer, and will possess and enjoy all rights, privileges, powers and franchises, and be subject to all restrictions, disabilities and duties of each of two constituent corporations, and the rights, privileges, powers and franchises of each of corporations, and all property, real, personal and mixed, and all debts to either of the constituent corporations shall be vested in the continuing corporation. In addition, all rights of creditors and all liens on any property of each of constituent corporations will be preserved unimpaired, limited to property affected by the liens at time of Merger, and all debts, liabilities and duties of constituent corporations will attach to the continuing corporation, and may be enforced against it to the same extent as if debts, liabilities and duties had been incurred or contracted by it. Appraisal Rights.

     In compliance with Section 607.1320(1)(b) of the Florida Statutes, the following sections of Florida Statutes are being provided in connection with the disclosure regarding dissenters' rights in connection with the merger set forth in this Information
Statement: 607.1301, 607.1302, and 607.1320.

607.1301 Dissenters' rights; definitions. The following definitions apply to Sections 607.1302 and 607.1320:

(1) "Corporation" means the issuer of the shares held by a dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

(2) "Fair value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to Section 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.

607.1302  Right of shareholders to dissent.

(1) Any shareholder of a corporation has the right to dissent from, and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

(a)  Consummation of a plan of merger to which the corporation is a party:

1.  If the shareholder is entitled to vote on the merger, or

2. If the corporation is a subsidiary that is merged with its parent under Section 607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of Section
607.1104;

(b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to Section 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

(c) As provided in Section 607.0902(11), the approval of a control-share acquisition;

(d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

(e)  Any amendment of the articles of incorporation if the
shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

1. Altering or abolishing any preemptive rights attached to any of his or her shares;

2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5. Making non-cumulative, in whole or in part, dividends of any of the shareholder's preferred shares that had theretofore been cumulative;

6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation; or

(f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his or her shares.

(2) A shareholder dissenting from any amendment specified in paragraph (1)(e) has the right to dissent only as to those of his or her shares which are adversely affected by the amendment.

(3) A shareholder may dissent as to less than all the shares registered in his or her name. In that event, the shareholder's rights shall be determined as if the shares as to which he or she has dissented and his or her other shares were registered in the names of different shareholders.

(4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders.

(5) A shareholder entitled to dissent and obtain payment for his or her shares under this section may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

607.1320  Procedure for exercise of dissenters' rights.

(1)(a) If a proposed corporate action creating dissenters' rights under Section 607.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of Sections 607.1301, 607.1302, and 607.1320. A shareholder who wishes to assert dissenters' rights shall:

1. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for his or her shares if the proposed action is effectuated, and

2. Not vote his or her shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.

(b)  If proposed corporate action creating dissenters' rights under
Section 607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of Sections 607.1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for the shareholder's written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

(2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his or her shares pursuant to paragraph (1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.

(3) Within 20 days after the giving of notice to him or her, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating the shareholder's name and address, the number, classes, and series of shares as to which he or she dissents, and a demand for payment of the fair value of his or her shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his or her certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

(4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his or her shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his or her shares shall cease, and the shareholder shall be reinstated to have all his or her rights as a shareholder as of the filing of his or her notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

(a)  Such demand is withdrawn as provided in this section;

(b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;

(c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or

(d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.

(5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:

(a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and

(b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.

(6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his or her shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

(7) If the corporation fails to make such offer within the period specified therefor in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his or her shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him or her within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

(8) The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.

(9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefor or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

(10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

Preparation for the Merger.

     In preparation for this change, a Nevada corporation named "World-Am Communications, Inc." has been established. This corporation has not issued any capital stock. Its capital structure is identical to that of the Company, and it has the same directors and officers as the Company. Its principal place of business is the same as that of the Company, and is expected to remain in that location:

                      1400 West 122nd Avenue, Suite 104
                         Westminster, Colorado 80234

                                 OTHER BUSINESS

     As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by the shareholders, proxies in the enclosed forms returned to the company will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

By order of the Board of Directors
September 30, 2002


/s/  David E. Forbes
David E. Forbes, Corporate Secretary


                                    P R O X Y
                           WORLD-AM COMMUNICATIONS, INC.
              Annual Meeting of Shareholders To Be Held December 4, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints David E. Forbes as proxy of the undersigned, with full power of substitution, and hereby authorizes him to represent and to vote at the Annual Meeting of Shareholders of World-Am Communications, Inc. ("Company") to be held on December 4, 2002, as designated below, all of the common stock of the Company held of record by the undersigned on September 30, 2002, 1400 West 122nd Street, Westminster, Colorado at 1:30 p.m. (MST) for matters that properly may come before the meeting or any adjournment thereof.

1.  ELECTION OF DIRECTORS (circle one):

      FOR                                         WITHHOLD AUTHORITY
all nominees listed below                 to vote for all nominees listed below

James H. Alexander

David E. Forbes

Al Youngs

Steve Zamzow

Willis J. Kollars

2. TO APPROVE THE SELECTION OF MICHAEL JOHNSON & CO., L.L.C. AS THE COMPANY'S INDEPENDENT ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR
(circle one):

FOR                              AGAINST                              ABSTAIN

3. TO APPROVE AN AGREEMENT AND PLAN OF MERGER BY AND BETWEEN WORLD-AM COMMUNICATIONS, INC. (FLORIDA) AND WORLD-AM COMMUNICATIONS, INC. (Nevada) FOR THE SOLE PURPOSE OF RE-DOMICILING THE COMPANY TO THE
STATE OF NEVADA (circle one):

FOR                              AGAINST                              ABSTAIN

This proxy will be voted as specified. IF NO SPECIFICATION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH ABOVE. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of World-Am Communications, Inc. Inc. to be held on December 4, 2002 and the Proxy Statement of such meeting.

Dated:      , 2002
                                                (Signature of Shareholder)

Note: Please sign exactly as name appears on stock certificate (as indicated on reverse side). All joint owners should sign. When signing as personal representative, executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized person. If a partnership, please sign in partnership name by a partner.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.